Exhibit H(17)

Form of

Executive Summary Letter

[    ]

State Street Bank and Trust Company

1 Iron Street

Boston, MA 02210

Attn: Fund Administration Department

Ladies and Gentlemen:

Reference is made to the Sub-Administration Agreement between us dated as of April 1, 2014, including Appendix A (the “Agreement”).

Pursuant to the Agreement, this letter is to provide written notice of the addition of four funds, fund name changes for two funds, and the termination of three funds, collectively, the “Fund Changes.” The additional funds are: MML Asset Momentum Fund, MML Dynamic Bond Fund, MML Equity Rotation Fund, and MML Special Situations Fund. The fund name changes are as follows: MassMutual Select PIMCO Total Return Fund to MassMutual Select Total Return Bond Fund and MML PIMCO Total Return Fund to MML Total Return Bond Fund. The terminated Funds are: MassMutual Premier Capital Appreciation Fund, MassMutual Premier Focused International Fund, and MML China Fund.

In accordance with the appointment provision of Section 1 of the Agreement, we request that you confirm that you have acted since their respective formation, and will act, as Sub-Administrator with respect to the Fund Changes and that Appendix A to the Agreement be amended in its entirety and replaced with a new Appendix A annexed hereto.

Please indicate your acceptance of the foregoing by executing two copies of this letter, returning one to MML Investment Advisers, LLC and retaining one copy for your records.

Very truly yours,

MML INVESTMENT ADVISERS, LLC

By:
Name:	Brian Haendiges
Title:	Vice President

Accepted:

MASSMUTUAL SELECT FUNDS

By:
Name:	Nicholas Palmerino
Title:	CFO and Treasurer

Accepted:

MASSMUTUAL PREMIER FUNDS

By:
Name:	Nicholas Palmerino
Title:	CFO and Treasurer

Accepted:

MML SERIES INVESTMENT FUND

By:
Name:	Nicholas Palmerino
Title:	CFO and Treasurer

Accepted:

MML SERIES INVESTMENT FUND II

By:
Name:	Nicholas Palmerino
Title:	CFO and Treasurer

Accepted:

STATE STREET BANK AND TRUST COMPANY

By:
Name:	Michael F. Rogers
Title:	Executive Vice President

Form of

Appendix A

As of May 15, 2015, this Appendix A forms a part of the Sub-Administration Agreement dated as of April 1, 2014 (the “Consolidated Agreement”) between State Street Bank and Trust Company, MML Investment Advisers, LLC, and the MassMutual Select Funds, MassMutual Premier Funds, MML Series Investment Fund, and MML Series Investment Fund II. As of May 15, 2015, this Appendix A supersedes any previous versions of said Appendix.

MassMutual Select Funds
Portfolios
MassMutual RetireSMARTSM 2010 Fund
MassMutual RetireSMARTSM 2015 Fund
MassMutual RetireSMARTSM 2020 Fund
MassMutual RetireSMARTSM 2025 Fund
MassMutual RetireSMARTSM 2030 Fund
MassMutual RetireSMARTSM 2035 Fund
MassMutual RetireSMARTSM 2040 Fund
MassMutual RetireSMARTSM 2045 Fund
MassMutual RetireSMARTSM 2050 Fund
MassMutual RetireSMARTSM 2055 Fund
MassMutual RetireSMARTSM Conservative Fund
MassMutual RetireSMARTSM Growth Fund
MassMutual RetireSMARTSM In Retirement Fund
MassMutual RetireSMARTSM Moderate Fund
MassMutual RetireSMARTSM Moderate Growth Fund
MassMutual Select BlackRock Global Allocation Fund
MassMutual Select Blue Chip Growth Fund
MassMutual Select Diversified International Fund
MassMutual Select Diversified Value Fund
MassMutual Select Focused Value Fund
MassMutual Select Fundamental Growth Fund
MassMutual Select Fundamental Value Fund
MassMutual Select Growth Opportunities Fund
MassMutual Select Large Cap Value Fund
MassMutual Select Mid Cap Growth Equity II Fund
MassMutual Select Mid-Cap Value Fund
MassMutual Select Overseas Fund
MassMutual Select Small Cap Growth Equity Fund
MassMutual Select Small Cap Value Equity Fund
MassMutual Select Small Company Growth Fund
MassMutual Select Small Company Value Fund
MassMutual Select Strategic Bond Fund
MassMutual Select Total Return Bond Fund
MM MSCI EAFE® International Index Fund
MM Russell 2000® Small Cap Index Fund
MM S&P 500® Index Fund
MM S&P® Mid Cap Index Fund

MassMutual Premier Funds
Portfolios
MassMutual Barings Dynamic Allocation Fund
MassMutual Premier Balanced Fund
MassMutual Premier Core Bond Fund
MassMutual Premier Disciplined Growth Fund
MassMutual Premier Disciplined Value Fund
MassMutual Premier Diversified Bond Fund
MassMutual Premier Global Fund
MassMutual Premier High Yield Fund
MassMutual Premier Inflation-Protected and Income Fund
MassMutual Premier International Equity Fund
MassMutual Premier Main Street Fund
MassMutual Premier Money Market Fund
MassMutual Premier Short-Duration Bond Fund
MassMutual Premier Small Cap Opportunities Fund
MassMutual Premier Strategic Emerging Markets Fund
MassMutual Premier Value Fund

MML Series Investment Fund
Portfolios
MML Aggressive Allocation Fund
MML American Funds® Core Allocation Fund
MML American Funds® Growth Fund
MML American Funds® International Fund
MML Balanced Allocation Fund
MML Blue Chip Growth Fund
MML Conservative Allocation Fund
MML Equity Income Fund
MML Equity Index Fund
MML Focused Equity Fund
MML Foreign Fund
MML Fundamental Growth Fund
MML Fundamental Value Fund
MML Global Fund
MML Growth Allocation Fund
MML Growth & Income Fund
MML Income & Growth Fund
MML International Equity Fund
MML Large Cap Growth Fund
MML Managed Volatility Fund
MML Mid Cap Growth Fund
MML Mid Cap Value Fund
MML Moderate Allocation Fund
MML Small Cap Growth Equity Fund
MML Small Company Value Fund
MML Small/Mid Cap Value Fund
MML Total Return Bond Fund

MML Series Investment Fund II
Portfolios
MML Asset Momentum Fund
MML Blend Fund
MML Dynamic Bond Fund
MML Equity Fund
MML Equity Rotation Fund
MML High Yield Fund
MML Inflation-Protected and Income Fund
MML Managed Bond Fund
MML Money Market Fund
MML Short-Duration Bond Fund
MML Small Cap Equity Fund
MML Special Situations Fund
MML Strategic Emerging Markets Fund

MML INVESTMENT ADVISERS, LLC		STATE STREET BANK AND TRUST COMPANY

By:		By:
	Brian Haendiges		Michael F. Rogers
Title:	Vice President	Title:	Executive Vice President

MASSMUTUAL SELECT FUNDS		MASSMUTUAL PREMIER FUNDS

By:		By:
	Nicholas Palmerino		Nicholas Palmerino
Title:	CFO and Treasurer	Title:	CFO and Treasurer

MML SERIES INVESTMENT FUND

By:
Nicholas Palmerino
Title:	CFO and Treasurer

MML SERIES INVESTMENT FUND II

By:
Nicholas Palmerino
Title:	CFO and Treasurer